UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

April 21, 2010
Date of Report (date of earliest event reported)

EAST WEST BANCORP, INC.
 (Exact name of registrant as specified in its charter)

Commission file number 000-24939

Delaware	95-4703316
(State or Other Jurisdiction of Incorporation or Organization)	(IRS Employer Identification Number)

135 N Los Robles Ave., 7th Floor, Pasadena, California 91101
(Address of principal executive offices including zip code)

(626) 768-6000
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-(c))

East West Bancorp, Inc.
Current Report of Form 8-K

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 21, 2010, the Board of Directors of East West Bancorp, Inc. (the “Company”) appointed Iris S. Chan and Paul H. Irving to its Board of Directors.  Ms. Chan and Mr. Irving have not yet been named to any committees of the Board of Directors.

The related press release is attached as Exhibit 99.1, and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description

99.1	Press Release, dated April 22, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 27, 2010                                                                                     EAST WEST BANCORP, INC.

By:   /s/ Douglas P. Krause
      Douglas P. Krause, Esq.
      Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated April 22, 2010